UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 1, 2022 (May 31, 2022)
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FIRST HORIZON CORPORATION	1	FORM 8-K CURRENT REPORT 5/31/2022

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
Voting Results for Special Meeting of Shareholders
On May 31, 2022, First Horizon Corporation ("First Horizon") held a special meeting of shareholders. At the special meeting, three proposals were acted upon, described in detail in the proxy statement filed by First Horizon with the U.S. Securities and Exchange Commission on April 22, 2022 (the "special meeting Proxy Statement"). The number of votes cast for or against as to each such matter, and the number of abstentions and broker non-votes as to each such matter, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share. As of the record date for the special meeting, April 20, 2022, there were 534,701,458 shares of First Horizon common stock outstanding. A total of 395,939,348 shares of First Horizon common stock were present or represented by proxy at the First Horizon special meeting, constituting a quorum for all matters.
PROPOSAL 1—MERGER PROPOSAL
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Proposal to approve the Agreement and Plan of Merger, dated as of February 27, 2022, as it may be amended from time to time in accordance with its terms, by and among First Horizon Corporation, The Toronto-Dominion Bank, TD Bank US Holding Company, and Falcon Holdings Acquisition Co. (the "merger agreement"), as described in the special meeting Proxy Statement	393,123,269	1,882,104	933,975	—

PROPOSAL 2—ADVISORY EXECUTIVE COMPENSATION PROPOSAL
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Proposal to approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid by First Horizon to its named executive officers in connection with the transactions contemplated by the merger agreement, as described in the special meeting Proxy Statement	235,985,609	155,075,894	4,877,846	—

PROPOSAL 3—ADJOURNMENT PROPOSAL
Outcome: Authorized

Details	For	Against	Abstain	Broker Non-Vote
Proposal to approve the adjournment of the special meeting, to solicit additional proxies (i) if there are not sufficient votes at the time of the First Horizon special meeting to approve the First Horizon merger proposal or (ii) if adjournment is necessary or appropriate to ensure that any supplement or amendment to the special meeting Proxy Statement is timely provided to holders of First Horizon common stock , as described in the special meeting Proxy Statement	360,485,639	30,843,462	4,610,247	—

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 5/31/2022

ITEM 8.01.    Other Events

On May 31, 2022, First Horizon issued a press release announcing that First Horizon's shareholders approved the merger agreement. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.    Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
99.1	Text of press release dated May 31, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 5/31/2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

June 1, 2022	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

FIRST HORIZON CORPORATION	4	FORM 8-K CURRENT REPORT 5/31/2022